UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2008

SYMYX TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1263 East Arques Avenue		94085
Sunnyvale, California		(Zip Code)
(Address of principal executive offices)

(408) 764-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

On November 24, 2008, the Board of Directors of Symyx Technologies, Inc. amended and restated the Symyx Technologies Bylaws to provide that the election of directors in uncontested elections would be by majority vote, as more fully described in Item 5.03 below, which description is incorporated by reference here.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2008, the Board of Directors of Symyx Technologies, Inc. amended and restated the Symyx Technologies Bylaws to provide that the election of directors in uncontested elections would be by majority vote. These provisions provide that, in uncontested elections of directors, directors receiving more “withheld” votes than “for” votes would not be elected, and that directors could not be nominated for reelection in an uncontested election unless they had submitted an irrevocable resignation, effective only if (1) they received more “withheld” votes than “for” votes and (2) the resignation was accepted by the Board of Directors.

The amended provision is Section 3.3, located in Article 3 of the Bylaws, which was amended by adding the following paragraph as the new second paragraph of that section:

“When directors are to be elected by the stockholders, except as otherwise provided by statute, the certificate of incorporation or these bylaws, (i) in a contested election of directors (i.e. an election in which there are more nominees for director than there are open positions for directors), directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors, and (ii) in any uncontested election of directors, directors shall be elected if they shall receive more “for” votes than “withheld” votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors.  In an uncontested election of directors, the board of directors (or any committee thereof) shall nominate for re-election only those candidates who have tendered an irrevocable resignation as a director, which resignation shall be conditioned upon both (A) such director failing to have received more “for” votes than “withheld” votes in an election and (B) acceptance by the board of directors of such resignation.”

In addition, on November 24, 2008, the Board of Directors of Symyx Technologies, Inc. adopted a Majority Voting Policy, which policy specifies the process and determination by the Board of Directors of whether or not to accept a resignation in the event that a director receives more “withheld” votes than “for” votes in an uncontested election of directors.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

3.2	Amended and Restated Bylaws of Symyx Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: December 1, 2008	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Amended and Restated Bylaws of Symyx Technologies, Inc.